UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices) (Zip Code)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2020, the stockholders of Reliance Steel & Aluminum Co. (the “Company”) approved (i) the amendment and restatement of the Reliance Steel & Aluminum Co. Amended and Restated 2015 Incentive Award Plan (the “Amended Plan”) and (ii) an amendment to the Reliance Steel & Aluminum Co. Directors Equity Plan (the “Amended Directors Plan”).

The material terms and conditions of the Amended Plan have been previously described under Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A (beginning on page 20) filed with the Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement”), and in the Amended Plan document attached as Annex A thereto. The description of the Amended Plan in the Proxy Statement is incorporated by reference into Item 5.02 of this Current Report on Form 8-K. The summary is qualified in its entirety by the full text of the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The material terms and conditions of the Amended Directors Plan have been previously described under Proposal No. 5 in the Proxy Statement (beginning on page 30), and in the Amended Directors Plan document attached as Annex B thereto. The description of the Amended Directors Plan in the Proxy Statement is incorporated by reference into Item 5.02 of this Current Report on Form 8-K. The summary is qualified in its entirety by the full text of the Amended Directors Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on May 20, 2020; 58,042,020 shares were represented in person or by proxy, or 91.20% of the total shares outstanding. Stockholders voted on the matters set forth below:

1.	The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Sarah J. Anderson	52,716,323	37,739	62,588	5,225,370
Lisa L. Baldwin	52,712,754	41,145	62,751	5,225,370
Karen W. Colonias	52,620,441	133,381	62,828	5,225,370
John G. Figueroa	52,564,469	191,614	60,567	5,225,370
David H. Hannah	52,445,816	323,068	47,766	5,225,370
James D. Hoffman	52,458,815	309,990	47,845	5,225,370
Mark V. Kaminski	51,690,808	1,071,552	54,290	5,225,370
Robert A. McEvoy	52,696,916	52,892	66,842	5,225,370
Andrew G. Sharkey, III	52,085,333	669,638	61,679	5,225,370
Douglas W. Stotlar	52,598,784	153,000	64,866	5,225,370

2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 51,961,404 for; 779,693 against; and 75,553 abstentions.  There were 5,225,370 broker non-votes.

3. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was approved based upon the following votes:

The vote was 57,430,995 for; 524,060 against; and 86,965 abstentions.  There were no broker non-votes.

4. The proposal to amend and restate the Reliance Steel & Aluminum Co. Amended and Restated 2015 Award Plan was approved based on the following votes:

The vote was 51,427,850 for; 1,320,182 against; and 68,618 abstentions.  There were 5,225,370 broker non-votes.

5. The proposal to amend the Reliance Steel & Aluminum Co. Directors Equity Plan was approved based on the following votes:

The vote was 51,787,167 for; 989,563 against; and 39,920 abstentions.  There were 5,225,370 broker non-votes.

6. The stockholder proposal regarding changes to the Company’s proxy access bylaw was not approved based upon the following votes:

The vote was 15,387,087 for; 37,323,157 against; and 106,406 abstentions.  There were 5,225,370 broker non-votes.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Reliance Steel & Aluminum Co. Second Amended and Restated 2015 Incentive Award Plan
10.2	Amendment No. 1 to Reliance Steel & Aluminum Co. Directors Equity Plan
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: May 22, 2020	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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